CRYSTAL RIVER CAPITAL, INC. Corporate Profile May 2007

FORWARD LOOKING STATEMENT Some of the statements contained in this presentation are "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, projected sector returns, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects; the general volatility of the securities markets in which we invest and the market price of our common stock; changes in our business strategy; availability, terms and deployment of capital; changes in our industry, interest rates, the debt securities markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; increased prepayments of mortgage and other loans underlying our mortgage-backed or other asset-backed securities; our expected financings and investments; the adequacy of our cash resources and working capital; changes in government regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; availability, of investment opportunities in real estate-related and other securities; and the degree and nature of our competition. These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.

COMPANY OVERVIEW 1 As of March 31, 2007; Brookfield's AUM includes direct investments for its own account 2 As of March 31, 2007 Crystal River Capital is a diversified mortgage REIT Externally managed and advised by subsidiaries of Brookfield Asset Management Inc. ("Brookfield") Crystal River benefits from Brookfield's operating expertise, long-standing relationships, and financial resources Brookfield is a global asset manager with over 40 years experience in a wide range of industries and over $70 billion in assets under management1 Crystal River has over $3.6 billion in assets2 Invests across entire real estate spectrum Residential MBS ("RMBS") Commercial MBS ("CMBS") Commercial Real Estate ("CRE") Alternative Assets

DIVERSIFIED INVESTMENT STRATEGY Proven investment expertise across the entire real estate spectrum Agency MBS Non-Agency MBS Other ABS CMBS B-Notes/ Mezzanine CRE debt Real Estate Equity Alternative Real Estate Assets High grade High leverage High yield Low leverage Dynamic Portfolio Management

Dec 31, 2005 Dec 31, 2006 Apr 30, 2007 BBB 125 bps 75 bps 180 bps BB 250 bps 240 bps 366 bps B Notes 225 bps 175 bps 175 bps - 300 bps Mezzanine Loans 350 bps 300 bps 250 bps - 350 bps CMBS is trading at attractive yield spreads relative to other CRE investments, such as whole loans, B Notes, mezzanine loans Recent change in underwriting trends is likely to improve credit quality by increasing debt service coverage ratios ("DSCR") and reducing occurrence of interest-only loans in CMBS pools B-piece buyers* have increased control over loan modifications and loan kick-outs as well as class sizings Yield spreads versus swaps CURRENT MARKET OUTLOOK: COMMERCIAL REAL ESTATE * The B-piece buyer refers to the investor who buys the below investment grade portion of a CMBS pool

0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1 3 5 7 9 11 13 15 17 19 21 23 60+% 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 3 5 7 9 11 13 15 17 19 21 23 60+% 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 3 5 7 9 11 13 15 17 19 21 23 60+% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1 3 5 7 9 11 13 15 17 19 21 23 60+% 2005 Vintage 2004 Vintage 2003 Vintage 2002 Vintage 2001 Vintage 2000 Vintage Source: Loan Performance & Hyperion Brookfield Asset Management, Inc. 2006 Sub-Prime Floating-Rate RMBS vintage has performed worse than other vintages Delinquency rate of 2006 Prime RMBS has been unaffected CURRENT MARKET OUTLOOK: RESIDENTIAL MBS Sub-Prime RMBS by Vintage (scale of 0% to 16%) Prime RMBS by Vintage (scale of 0% to 0.9%) Floating-Rate RMBS Fixed-Rate RMBS Floating-Rate RMBS Fixed-Rate RMBS

The housing market is a localized market 1 Source: OFHEO, Hyperion Brookfield analysis as of Q4 2006 CURRENT MARKET OUTLOOK: RESIDENTIAL MBS House Price Appreciation by Metropolitan Statistical Area1

CMBS CRE Loans Agency ARMs ABS Non-Agency RMBS Alternatives CDO Equity Other East 0.147 0.142 0.599 0.013 0.08 0.017 0.001 0.006 PORTFOLIO ALLOCATION Asset Allocation Non-Agency RMBS 8% Agency ARMs 60% CMBS 15% ABS 1% CMBS CRE Loans Agency ARMs ABS Non-Agency RMBS Alternatives CDO Equity Other East 0.151 0.277 0.177 0.033 0.256 0.097 0.01 0.006 Equity Allocation Non-Agency RMBS 26% Agency ARMs 18% CMBS 15% CRE 27% Alternatives 10% ABS 3% CRE 14% Alternatives 2% 1 As of March 31, 2007; figures rounded to the nearest $10 million Crystal River's CMBS and CRE allocation totals $960 million1 or 29% of assets Additional credit default swap exposure adds to commercial real estate allocation CDO Equity 1%

IG-CMBS BIG-CMBS Whole Loans Mezz Buildings Construction Loans East 0.26 0.25 0.21 0.03 0.22 0.02 COMMERCIAL MBS & COMMERCIAL REAL ESTATE OVERVIEW Portfolio is invested in CMBS, whole loans, mezzanine loans and construction loans CMBS is highly leveragable, leading to attractive return on equity Additional $140 million in CDS exposure and $35 million investment in real estate finance fund (BREF One, LLC) sponsored by Brookfield In Q1 2007: $236 million investment in two office properties Focus in Q2 and Q3 2007 on CMBS B-pieces and BBB rated CMBS due to attractive yield spreads Total CMBS & CRE: $960 million1 Below Investment Grade CMBS 26% Whole Loans 21% 1 As of March 31, 2007; figures based on gross assets rounded to the nearest $10 million Investment Grade CMBS 26% B Notes/ Mezzanine Loans 3% Office Properties 22% Construction Loans 2%

IG Prime BIG Prime IG Sub-Prime BIG Sub-Prime ABS East 0.06 0.55 0.24 0.15 0.14 RMBS/ABS OVERVIEW Investment Grade Prime RMBS 6% Below Investment Grade Prime RMBS 55% Investment Grade Sub-prime RMBS 24% Below Investment Grade Sub-prime RMBS 15% New-issue Prime RMBS yield spreads have widened to attractive levels Opportunistic investment in secondary offerings of Sub-Prime RMBS New-issue Sub-Prime RMBS due to tightening of underwriting standards by rating agencies Total RMBS: $270 million1 1 As of March 31, 2007; figures based on gross assets rounded to the nearest $10 million Investment opportunities:

2008 2009 2010 2011 2012 East 0.131 0.229 0.288 0.312 0.039 Flexible allocation; large, liquid market Conservative hedging policy minimizes interest rate risk Identify securities with slower propensity to pre-pay, e.g., mortgages with "lock-outs" AGENCY MBS OVERVIEW Hybrid ARMs sorted by Reset Date 2008 Reset 13% 1 As of March 31, 2007; figures based on gross assets rounded to the nearest $10 billion 2009 Reset 23% 2010 Reset 29% 2011 Reset 31% 2012 Reset 4% Total Agency ARMs: $2.0 billion1

PORTFOLIO STRATEGY Remain focused on CRE opportunities Re-enter residential MBS sector Look for opportunistic infrastructure and real estate investments Continue CDO issuance to secure term financing Procure additional funding sources

ARMs RMBS CMBS CRE Debt & Equity Alternatives/ ABS Blended Equity Allocation (%) 15 - 20 20 - 30 15 - 20 30 - 35 10 - 15 100 Asset Allocation (%) 50 - 60 5 - 10 15 - 20 10 - 15 1 - 5 100 Asset Return (%) 5.0 - 5.5 16.0 - 18.0 8.0 - 9.0 6.0 - 16.0 8.0 - 15.0 6.0 - 7.0 Leverage (Debt/Equity) 10 - 15x 1 - 2x 5 - 7x 1 - 3x 1 - 2x 4.0 - 6.0x Projected Sector Return (%) 6.0 - 8.0 20.0 - 25.0 20.0 - 25.0 7.0 - 10.0 12.0 - 15.0 14.5 - 15.5 Assumptions based on current market conditions and may change based on future developments PROJECTED SECTOR RETURNS

WHAT SETS US APART Diversified, multi-sector investment strategy Opportunistic investments in niche sectors Leading investment managers with outstanding track record ^ ^ ^

For additional information, please contact: Marion Hayes Investor Relations Crystal River Capital, Inc. Three World Financial Center 200 Vesey Street, 10th Floor New York, NY 10281-1010 Direct: 212.549.8413 mhayes@crystalriverreit.com CONTACT

CRYSTAL RIVER CAPITAL, INC. Q&A